EXHIBIT 99.1

XPO Logistics Board of Directors Approves Separation of RXO and Declares the Distribution of RXO Shares

Announces New Board of Directors for XPO Post-Spin-Off

Record date for the distribution of RXO shares will be October 20, 2022

“When-Issued” trading expected to begin on or about October 27, 2022

Distribution expected to be completed on November 1, 2022

GREENWICH, Conn. – October 10, 2022 – XPO Logistics, Inc. (NYSE: XPO) today announced that its board of directors has approved the previously announced separation of its tech-enabled brokered transportation platform through the distribution of all of the outstanding shares of common stock of its wholly owned subsidiary, RXO, Inc., to holders of XPO common stock.

The separation, once complete, will create two transportation leaders with distinct investment identities and clearly delineated value propositions in their respective industries: RXO will be the fourth largest broker of full truckload freight transportation in the United States, with a proprietary digital freight marketplace, access to massive truckload capacity and complementary brokered services for managed transportation, last mile and freight forwarding. XPO will be a leading provider of less-than-truckload transportation in North America, with a European transportation business that the company plans to divest.

Brad Jacobs, chairman and chief executive officer of XPO Logistics, said, “I’m extremely pleased that our spin-off has board approval and is moving toward a November 1 distribution for our shareholders. XPO and RXO will each benefit from a strong board of directors who bring valuable perspectives to the growth strategy. I look forward to continuing to collaborate with Mario and his team to create significantly more value in XPO with the board’s support.”

New XPO Board Composition

The appointment of a new slate of XPO board members has been finalized as follows, effective with the separation. Six of the eight directors are independent.

Brad Jacobs will continue to lead the board, and Johnny C. Taylor, Jr., Allison Landry, Jason Aiken and Michael Jesselson will remain as directors. Jacobs will serve as executive chairman, as previously announced. Taylor will serve as lead independent director and will chair the Compensation Committee. Landry will serve as vice chairman and will chair the Nominating, Governance and Sustainability Committee. Aiken will chair the Audit Committee.

Three additional directors have been named to the XPO board:

•	Bella Allaire is executive vice president of technology and operations with Raymond James Financial, and the former chief information officer of UBS Wealth Management Americas.

•	Mario Harik will become XPO’s chief executive officer upon completion of the spin-off. He currently serves as president, less-than-truckload – North America, and chief information officer.

•	Irene Moshouris is senior vice president and treasurer of United Rentals, and formerly served in finance management roles with Avon Products and GTE Corporation.

Additional Details of the Distribution

The separation will be effected through a pro rata distribution of all outstanding shares of RXO common stock to XPO’s stockholders of record at the close of business on October 20, 2022, the record date for the distribution. If the distribution is completed, each XPO stockholder will receive one (1) share of RXO common stock for every one (1) share of XPO common stock held on the record date.

The distribution does not require shareholder approval, nor is any shareholder action necessary to receive shares in the distribution of RXO common stock. XPO will distribute an information statement or a notice to access the information statement to all XPO shareholders entitled to receive the distribution of RXO shares. The preliminary information statement has been included as an exhibit to RXO’s Registration Statement on Form 10 filed with the U.S. Securities and Exchange Commission and describes RXO’s business, certain risks of owning RXO common stock and other details regarding the separation and distribution.

Upon completion of the distribution, XPO will continue to trade on the New York Stock Exchange under the ticker symbol “XPO” and RXO will trade regular way on the New York Stock Exchange under the symbol “RXO”. Beginning on or about October 27, 2022 and continuing up to October 31, 2022, there will be two markets in XPO common stock on the NYSE: a “regular-way” market and an “ex-distribution” market. XPO common stock that trades in the “regular-way” market will trade with an entitlement to shares of RXO common stock distributed pursuant to the distribution, such that holders of XPO common stock who sell XPO shares regular way on October 19, 2022 and up to and including October 31, 2022 will also be selling their right to receive shares of RXO common stock in the distribution. Shares that trade in the “ex-distribution” market will trade without an entitlement to RXO common stock distributed pursuant to the distribution. XPO investors are encouraged to consult with their financial and tax advisers regarding the specific implications of buying or selling XPO common stock on or before the distribution date and the U.S. federal, state and local or foreign tax consequences of the RXO distribution.

The distribution of RXO common stock is expected to be completed at 12:01 am, Eastern Time, on November 1, 2022, subject to the satisfaction or waiver of certain conditions, including, but not limited to, the Registration Statement on Form 10 for RXO common stock being declared effective by the U.S. Securities and Exchange Commission and other conditions described in

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the preliminary information statement included in RXO’s Registration Statement on Form 10 filed with the U.S. Securities and Exchange Commission. There can be no assurance regarding the ultimate timing of the distribution or that the distribution will be completed.

About XPO Logistics and RXO

XPO Logistics, Inc. (NYSE: XPO) is a leading provider of freight transportation services, primarily less-than-truckload (LTL) and truck brokerage. XPO uses its proprietary technology to move goods efficiently through supply chains. The company’s global network serves 50,000 shippers with approximately 749 locations and 43,000 employees, and is headquartered in Greenwich, Conn., USA. Visit xpo.com for more information, and connect with XPO on Facebook, Twitter, LinkedIn, Instagram and YouTube.

About the spin-off

XPO intends to spin off its tech-enabled brokered transportation platform as RXO in 2022, creating two independent publicly traded companies. RXO will be the fourth largest broker of full truckload freight transportation in the United States, with a proprietary digital freight marketplace, access to vast truckload capacity and complementary brokered services of managed transportation, last mile and freight forwarding. Visit rxo.com for more information.

Forward-looking Statements

This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements relating to the planned spin-off, the expected timing of the spin-off and the anticipated benefits of the spin-off, and the planned divesture of the European transportation business. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by the company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors the company believes are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include our ability to effect the spin-off of our tech-enabled brokered transportation platform and meet the related conditions of the spin-off, the expected timing of the completion of the spin-off and the terms of the spin-off, our ability to achieve the expected benefits of the spin-off, our ability to retain and attract key personnel for the separate businesses, the risks discussed in our filings with the SEC, and the following: economic conditions generally; the severity, magnitude, duration and aftereffects of the COVID-19

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pandemic, including supply chain disruptions due to plant and port shutdowns and transportation delays, the global shortage of certain components such as semiconductor chips, strains on production or extraction of raw materials, cost inflation and labor and equipment shortages, which may lower levels of service, including the timeliness, productivity and quality of service, and government responses to these factors; our ability to align our investments in capital assets, including equipment, service centers and warehouses, to our customers’ demands; our ability to implement our cost and revenue initiatives; our ability to benefit from the proposed spin-off; our ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; goodwill impairment, including in connection with the proposed spin-off; matters related to our intellectual property rights; fluctuations in currency exchange rates; fuel price and fuel surcharge changes; natural disasters, terrorist attacks, wars or similar incidents, including the conflict between Russia and Ukraine and increased tensions between Taiwan and China; risks and uncertainties regarding the potential timing and expected benefits of the proposed spin-off of our tech-enabled brokered transportation platform, including the risk that the spin-off may not be completed on the terms or timeline currently contemplated, if at all; the impact of the proposed spin-off of our tech-enabled brokered transportation platform on the size and business diversity of our company; the ability of the proposed spin-off of our tech-enabled brokered transportation platform to qualify for tax-free treatment for U.S. federal income tax purposes; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; our indebtedness; our ability to raise debt and equity capital; fluctuations in fixed and floating interest rates; our ability to maintain positive relationships with our network of third-party transportation providers; our ability to attract and retain qualified drivers; labor matters, including our ability to manage our subcontractors, and risks associated with labor disputes at our customers and efforts by labor organizations to organize our employees and independent contractors; litigation, including litigation related to alleged misclassification of independent contractors and securities class actions; risks associated with our self-insured claims; risks associated with defined benefit plans for our current and former employees; the impact of potential sales of common stock by our chairman; governmental regulation, including trade compliance laws, as well as changes in international trade policies, sanctions and tax regimes; governmental or political actions, including the United Kingdom’s exit from the European Union; and competition and pricing pressures.

All forward-looking statements set forth in this release are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this release speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

There can be no assurance that the planned spin-off or planned divesture of the European transportation business will occur, or of the terms or timing of any transaction. Where required by law, no binding decision will be made with respect to the divestiture of the European business other than in compliance with applicable employee information and consultation requirements.

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Investor Contacts

Tavio Headley

+1-203-413-4006

tavio.headley@xpo.com

Jared Weisfeld

+1-475-299-7355

jared.weisfeld@rxo.com

Media Contacts

Karina Frayter

+1-203-484-8303

karina.frayter@xpo.com

Nina Reinhardt

+1-980-408-1594

nina.reinhardt@rxo.com

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